UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 11, 2021

CLIPPER REALTY INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-38010	47-4579660
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4611 12th Avenue, Suite 1L Brooklyn, New York	11219
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 438-2804

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLPR	New York Stock Exchange

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 11, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of Clipper Realty Inc. (the “Company”), after discussion with management and its independent registered public accountants, concluded that the previously issued unaudited consolidated financial statements covering the Company’s fiscal quarters ended March 31, 2020, June 30, 2020, and September 30, 2020 (collectively, the “Restated Periods”), require restatement and should no longer be relied upon. Similarly, related press releases, earnings releases, and investor communications describing the Company’s unaudited consolidated financial statements for the Restated Periods should no longer be relied upon. The Company currently estimates that the error will result in a non-cash understatement of revenue for each of the first three quarters of 2020 of approximately $0.4 million.

These unaudited consolidated financial statements contained a non-cash error by failing to take into account on a straight-line basis, rent increases that would become due under a commercial lease at the Company’s 141 Livingston Street property in the future years 2021-2025 once the lessee determined not to exercise its contractual right to terminate the lease as of year-end 2020. The Company previously disclosed on October 17, 2019, that the lessee confirmed that it will continue its commercial lease at the 141 Livingston Street property through expiration at the end of 2025.

The Company estimates that adjustment of its consolidated statements of operations for the Restated Periods to correct the error (the “Adjustments”) will likely result in approximately the following amounts (in thousands, except per share data):

Revenue
	Q1 2020	Q2 2020	Six Months Ended 6/30/2020	Q3 2020	Nine Months Ended 9/30/2020
As Reported	$30,886	$30,729	$61,615	$29,611	$91,226
Adjustment	$429	$429	$858	$429	$1,287
Restated	$31,315	$31,158	$62,473	$30,040	$92,513

Income from Operations
	Q1 2020	Q2 2020	Six Months Ended 6/30/2020	Q3 2020	Nine Months Ended 9/30/2020
As Reported	$8,982	$8,617	$17,599	$6,778	$24,377
Adjustment	$429	$429	$858	$429	$1,287
Restated	$9,411	$9,046	$18,457	$7,207	$25,664

Net Income / (Loss)
	Q1 2020	Q2 2020	Six Months Ended 6/30/2020	Q3 2020	Nine Months Ended 9/30/2020
As Reported	$(806)	$(5,505)	$(6,311)	$(3,429)	$(9,740)
Adjustment	$429	$429	$858	$429	$1,287
Restated	$(377)	$(5,076)	$(5,453)	$(3,000)	$(8,453)

Diluted Earnings (Loss) Per Share *
	Q1 2020	Q2 2020	Six Months Ended 6/30/2020	Q3 2020	Nine Months Ended 9/30/2020
As Reported	$(0.02)	$(0.13)	$(0.15)	$(0.09)	$(0.24)
Adjustment	$0.01	$0.01	$0.02	$0.01	$0.03
Restated	$(0.01)	$(0.12)	$(0.13)	$(0.08)	$(0.21)

* Quarterly As Reported plus Adjustment amounts are rounded separately to the nearest cent, and as a result the sum of these amounts may not equal the Restated amount.

The Company currently estimates that the error will result in an understatement of funds from operations for each of the first three quarters of 2020 of approximately $0.4 million. The Company’s previously reported adjusted funds from operations, adjusted earnings before interest, taxes, depreciation and amortization and net operating income (as such non-GAAP financial measures are defined in the Company’s applicable Quarterly Report on Form 10-Q filings) for each of the first three quarters of 2020 will not be impacted by the Adjustments. The Adjustments also will not impact the Company’s liquidity, cash flows or cash position.

The restatement of the unaudited consolidated financial statements will be implemented as follows. The Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 10-K”), which consolidated financial statements will not be impacted by the Adjustments, will include a footnote to the consolidated financial statements containing a description of the impact of the accounting error on each of the Company’s fiscal quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, as well as the year-to-date periods ended June 30, 2020, and September 30, 2020. Subsequent to filing the 2020 10-K, the Company will file amended Quarterly Reports on Form 10-Q for each of the Restated Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with BDO USA, LLP, the Company’s independent registered public accounting firm.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding the nature of the corrected accounting methodology, the estimated impact of these corrections on both historical and future financial results, the timing of the amended quarterly reports on Form 10-Q, management’s conclusion that there was a material weakness in the Company’s internal control over financial reporting during the Restated Periods and management’s ongoing evaluation of the impact of the restatement on its internal control over financial reporting and disclosure controls and procedures. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, including the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the U.S. Securities and Exchange Commission of the amended periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the U.S. Securities and Exchange Commission. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clipper Realty Inc.
(Registrant)

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Co-Chairman and Chief Executive Officer

Date: March 11, 2021